STOCK RESTRICTION AND

REGISTRATION RIGHTS AGREEMENT

This Stock Restriction and Registration Rights Agreement dated as of December ____, 2004 (the "Agreement") is by and among Good Times Restaurants Inc., a Nevada corporation (the "Company"), and the undersigned investor (the "Investor") in shares of the Company's Series B Convertible Preferred Stock, $0.001 par value per share (the "Series B Preferred Stock").

RECITALS

WHEREAS, the Company and the Investor have entered into that certain Securities Purchase Agreement dated as of December ____, 2004 (the "Purchase Agreement"), whereby upon the Closing of the Purchase Agreement the Company shall issue to the Investor a total of 60,000 shares of the Company's Series B Preferred Stock; and

WHEREAS, in connection with the issuance of such shares of Series B Preferred Stock, the Company and the Investor have agreed that the Company shall grant to the Investor certain registration rights with respect to the shares of the Company's Common Stock, $0.001 par value per share (the "Common Stock"), into which the shares of Series B Preferred Stock issued under the Purchase Agreement may be converted, under the terms and conditions set forth in this Agreement.

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein and in the Purchase Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

AGREEMENT

Certain Definitions.  For purposes of this Agreement, the following terms shall have the following respective meanings:

"Business Day" shall mean a day other than a Saturday or Sunday or any federal holiday in the United States.

"Effectiveness Period" shall have the meaning set forth in Section 2(b) hereof.

"Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

"Form S-3 shall mean such form under the Securities Act as in effect on the date hereof or any registration form under the Securities Act subsequently adopted by the SEC that permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.

"Prospectus" shall mean the prospectus included in the Shelf Registration Statement, as amended or supplemented by any prospectus supplement and by all other amendments thereto, including post-effective amendments, and all material incorporated by reference into such Prospectus.

"Registrable Securities" means the shares of Common Stock into which the shares of Series B Preferred Stock issued to the Investor under the Purchase Agreement may be converted, until in the case of such shares of Common Stock the earliest of (i) the effective registration under the Securities Act and resale in accordance with the registration statement covering such shares, (ii) at such time that such shares can be sold by the particular Investor (and any affiliate of the Investor with whom such Investor must aggregate its sales under Rule 144) in compliance with Rule 144 under the Securities Act in any three month period without volume limitations and without registration, or (iii) the sale of such shares to the public under Rule 144.

"Rule 144" shall mean Rule 144 promulgated by the SEC under the Securities Act.

"Sale Notice" shall have the meaning set forth in Section 3(e) hereof.

"Securities Act" shall mean the Securities Act of 1933, as amended.

"SEC" shall mean the United States Securities and Exchange Commission.

"Shelf Registration Statement" shall have the meaning set forth in Section 2(a) hereof.

"Suspension Period" shall have the meaning set forth in Section 3(b)(i) hereof.

"Underwritten Registration" or "Underwritten Offering" shall mean a registration or offering in which securities of the Company are sold to an underwriter for reoffering to the public.

"Violation" shall have the meaning set forth in Section 5(a) hereof.

All other capitalized terms used but not defined herein shall have the respective meanings given to them in the Purchase Agreement.

Shelf Registration and Stock Transfer Restrictions.

Filing of Registration Statement.  Promptly following the Closing of the Purchase Agreement, the Company shall file with the SEC a registration statement on Form S-3 (or, if Form S-3 is not then available, on such form of registration statement that is then available to effect a registration of all Registrable Securities held by the Investor) pursuant to Rule 415 under the Securities Act for the purpose of registering under the Securities Act all of the Registrable Securities held by the Investor for resale by, and for the account of, the Investor as selling stockholders thereunder in order that such registration statement shall be declared effective by the SEC upon the request of the Company no later than the expiration of three months from the Closing of the Purchase Agreement (the "Shelf Registration Statement").  The Company shall be obligated to file only one Shelf Registration Statement pursuant to this Agreement, and shall include the Investor therein.

Effectiveness Period.  Subject to Section 3(b)(i) hereof, the Company shall use its best efforts to keep the Shelf Registration Statement continuously effective, supplemented and amended as required pursuant to the provisions of Section 3(b) hereof to the extent necessary to ensure that (i) it is available for resales by the Investor and (ii) conforms with the requirements of this Agreement and the Securities Act and the rules and regulations of the SEC promulgated thereunder as announced from time to time for a period (the "Effectiveness Period") from the effective date of the Shelf Registration Statement until either of (i) the sale pursuant to the Shelf Registration Statement of all the Registrable Securities or (ii) at such time that the remaining Registrable Securities that are unsold by the Investor can be sold by the Investor (and any affiliates of the Investor with whom the Investor must aggregate their sales under Rule 144) in compliance with Rule 144 in any three-month period without volume limitations and without registration.

Investor Information.  The Investor shall furnish to the Company such information as the Company may reasonably request in writing in connection with the Shelf Registration Statement, including information regarding the Investor, the Registrable Securities held by the Investor, and the intended method of disposition of such securities.  The Investor agrees to furnish promptly to the Company all information required to be disclosed in order to make information previously furnished to the Company by the Investor not materially misleading.

(d)   Restrictions on Transfer of Registrable Securities.

(i)   Restrictions.  Notwithstanding the registration of all Registrable Securities for resale by the Investor, until a period of twelve months has elapsed from the Closing of the Purchase Agreement no Investor shall make any sale into the public market of the Investor's Registrable Securities.  In addition, during the three-year period beginning on the first annual anniversary date of the Closing of the Purchase Agreement, no Investor shall publicly sell in any one month more than ten percent or in any 12-month period more than 33.33 percent of the Registrable Securities (on a non-cumulative basis).  The foregoing restriction shall not apply to shares of Common Stock issued to the Investor pursuant to the mandatory conversion provisions of the Series B Preferred Stock set forth in the Company's Articles of Incorporation, as amended.

(ii)  Transferees Bound.  Any transferee of shares of Series B Preferred Stock or Registrable Securities pursuant to a transfer which is not prohibited by the provisions of this Agreement shall be bound by the restrictions set forth in this Agreement.

(iii) Restrictive Legends and Stop Transfer Instructions.  To ensure compliance with this Agreement, each certificate representing the shares of Registrable Securities shall bear, in addition to any legend or legends required by applicable securities laws and any other agreements pertaining to such Shares, a legend in substantially the following form:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS AND CONDITIONS OF A STOCK RESTRICTION AND REGISTRATION RIGHTS AGREEMENT DATED DECEMBER _______, 2004 WHICH PLACES CERTAIN RESTRICTIONS ON THE TRANSFER OF THE SECURITIES REPRESENTED HEREBY.  A COPY OF SUCH STOCK RESTRICTION AND REGISTRATION RIGHTS AGREEMENT IS AVAILABLE AT THE COMPANY'S PRINCIPAL EXECUTIVE OFFICES.

The Company shall also be permitted to deliver to any transfer agent or registrar of shares of Registrable Securities appropriate stop transfer instructions covering certificates representing the shares of Registrable Securities.

(iv)  Removal of Legends and Stop Transfer Instructions.  When the transfer restrictions imposed by this Agreement terminate by reason of the passage of time or otherwise, a holder of shares of Registrable Securities shall be entitled to receive from the Company, without cost or expense, new certificates representing such shares that do not bear the legend set forth above and shall be entitled to have the stop transfer instructions referred to above cancelled by the Company.

Registration Procedures.

In connection with the Shelf Registration Statement, the Company shall comply with all the provisions of Section 3(b) hereof and shall, in accordance with Section 2 hereof, prepare and file with the SEC a Shelf Registration Statement relating to the registration on an appropriate form under the Securities Act.

In connection with the Shelf Registration Statement and any Prospectus required by this Agreement to permit the resale of Registrable Securities, the Company shall:

Subject to any notice by the Company in accordance with this Section 3(b) of the existence of any fact or event of the kind described in Section 3(b)(iii)(D), use its best efforts to keep the Shelf Registration Statement continuously effective during the Effectiveness Period; upon the occurrence of any event that would cause the Shelf Registration Statement or the Prospectus contained therein (A) to contain a material misstatement or omission or (B) not be effective and usable for the resale of Registrable Securities during the Effectiveness Period, the Company shall file promptly an appropriate amendment to the Shelf Registration Statement or a report filed with the SEC pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act, in the case of clause (A), correcting any such misstatement or omission, and, in the case of either clause (A) or (B), use its best efforts to cause such amendment to be declared effective and the Shelf Registration Statement and the related Prospectus to become usable for their intended purposes as soon as possible thereafter.  Notwithstanding the foregoing, the Company may suspend the effectiveness of the Shelf Registration Statement by written notice to the Investor one time for a period not to exceed an aggregate of thirty days in any ninety-day period (each such period, a "Suspension Period") if:

(x)   an event occurs and is continuing as a result of which the Shelf Registration Statement would, in the Company's reasonable judgment, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and

(y)   the Company reasonably determines that the disclosure of such event at such time would have a material adverse effect on the business of the Company and its subsidiaries, taken as a whole;

provided, that (A) in the event the disclosure relates to a previously undisclosed proposed or pending material business transaction, the disclosure of which would impede the Company's ability to consummate such transaction, the Company may extend a Suspension Period from thirty days to forty-five days and (B) the Suspension Periods shall not exceed an aggregate of sixty days in any 180-day period.  The Investor agrees to hold in confidence any communication by the Company relating to an event described in Section 3(b)(i)(x) and (y) or Section 3(b)(iii)(D).

Prepare and file with the SEC such amendments and post-effective amendments to the Shelf Registration Statement as may be necessary to keep the Shelf Registration Statement effective during the Effectiveness Period; cause the Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Securities Act, and to comply fully with the applicable provisions of Rules 424 and 430A under the Securities Act in a timely manner; and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by the Shelf Registration Statement during the applicable period in accordance with the intended method or methods of distribution by the sellers thereof set forth in the Shelf Registration Statement or supplement to the Prospectus.

Advise the underwriter(s), if any, and, in the case of (A), (B), (C) and (D) below, the Investor, promptly and, if requested by such persons, to confirm such advice in writing:

when the Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to the Shelf Registration Statement or any post-effective amendment thereto, when the same has become effective, of any request by the SEC for amendments to the Shelf Registration Statement or amendments or supplements to the Prospectus or for additional information relating thereto, of the issuance by the SEC of any stop order suspending the effectiveness of the Shelf Registration Statement under the Securities Act or of the suspension by any state securities commission of the qualification of the Registrable Securities for offering or sale in any jurisdiction, or the initiation of any proceeding for any of the preceding purposes, or of the existence of any fact or the happening of any event, during the Effectiveness Period, that makes any statement of a material fact made in the Shelf Registration Statement, the Prospectus, any amendment or supplement thereto, or any document incorporated by reference therein untrue, or that requires the making of any additions to or changes in the Shelf Registration Statement or the Prospectus in order to make the statements therein not misleading.

If at any time the SEC shall issue any stop order suspending the effectiveness of the Shelf Registration Statement, or any state securities commission or other regulatory authority shall issue an order suspending the qualification or exemption from qualification of the Registrable Securities under state securities or blue sky laws, the Company shall use its best efforts to obtain the withdrawal or lifting of such order at the earliest practicable time.

Furnish to one counsel for the Investor and each of the underwriter(s), if any, before filing with the SEC, a copy of the Shelf Registration Statement and copies of any Prospectus included therein or any amendments or supplements to either of the Shelf Registration Statement or Prospectus (other than documents incorporated by reference after the initial filing of the Shelf Registration Statement), which documents will be subject to the review of such counsel and underwriter(s), if any, for a period of five Business Days, and the Company shall not file the Shelf Registration Statement or Prospectus or any amendment or supplement to the Shelf Registration Statement or Prospectus (other than documents incorporated by reference) to which such counsel or the underwriter(s), if any, shall reasonably object within five Business Days after the receipt thereof.  Such counsel or underwriter, if any, shall be deemed to have reasonably objected to such filing if the Shelf Registration Statement, amendment, Prospectus or supplement, as applicable, as proposed to be filed, contains a material misstatement or omission.

Subject to the execution of a confidentiality agreement reasonably acceptable to the Company, make available at reasonable times for inspection by one or more representatives of the Investor, any underwriter participating in any distribution pursuant to the Shelf Registration Statement, and any attorney or accountant retained by the Investor or any of the underwriter(s), all financial and other records, pertinent corporate documents and properties of the Company as shall be reasonably necessary to enable them to exercise any applicable due diligence responsibilities, and cause the Company's officers, directors, managers and employees to supply all information reasonably requested by any such representative or representatives of the Investor, underwriter, attorney or accountant in connection with the Shelf Registration Statement; provided, however, that any information designated by the Company as confidential at the time of delivery of such information shall be kept confidential by the recipient thereof.

If requested by the Investor or the underwriter(s), if any, incorporate in the Shelf Registration Statement or Prospectus, pursuant to a supplement or post-effective amendment if necessary, such information as the Investor and underwriter(s), if any, may reasonably request to have included therein, including, without limitation: (1) information relating to the "plan of distribution" of the Registrable Securities and (2) any other terms of the offering of the Registrable Securities; and make all required filings of such Prospectus supplement or post-effective amendment as soon as reasonably practicable after the Company is notified of the matters to be incorporated in such Prospectus supplement or post-effective amendment.

Furnish to the Investor and each of the underwriter(s), if any, without charge, at least one copy of the Shelf Registration Statement, as first filed with the SEC, and of each amendment thereto (and any documents incorporated by reference therein or exhibits thereto (or exhibits incorporated in such exhibits by reference) as such person may request in writing).

Deliver to the Investor and each of the underwriter(s), if any, without charge, as many copies of the Prospectus (including each preliminary prospectus) and any amendment or supplement thereto as such persons reasonably may request; subject to any notice by the Company in accordance with this Section 3(b) of the existence of any fact or event of the kind described in Section 3(b)(iii)(D), the Company hereby consents to the use of the Prospectus and any amendment or supplement thereto by the Investor and each of the underwriter(s), if any, in connection with the offering and the sale of the Registrable Securities covered by the Prospectus or any amendment or supplement thereto.

If an underwriting agreement is entered into and the registration is an Underwritten Registration, the Company shall:

upon request, furnish to the Investor and each underwriter, if any, in such substance and scope as they may reasonably request and as are customarily made by issuers to underwriters in primary underwritten offerings, upon the date of closing of any sale of Registrable Securities in an Underwritten Registration:

a certificate, dated the date of such closing, signed by the Chief Executive Officer of the Company confirming, as of the date thereof, such matters as such parties may reasonably request;

an opinion, dated the date of such closing, of counsel to the Company covering such matters as are customarily covered in legal opinions to underwriters in connection with primary underwritten offerings of securities; and

a customary comfort letter, dated the date of such closing, from the Company's independent accountants (and from any other accountants whose report is contained or incorporated by reference in the Shelf Registration Statement and from whom such a letter may be obtained), in customary form and covering matters of the type customarily covered in comfort letters to underwriters in connection with primary underwritten offerings of securities;

set forth in full in the underwriting agreement, if any, indemnification provisions and procedures which provide rights no less protective than those set forth in Section 5 hereof with respect to all parties to be indemnified; and deliver such other documents and certificates as may be reasonably requested by such parties to evidence compliance with clause (A) above and with any customary conditions contained in the underwriting agreement or other agreement entered into by the Investor pursuant to this clause (ix).

Before any public offering of Registrable Securities, cooperate with the Investor, the underwriter(s), if any, and their respective counsel in connection with the registration and qualification of the Registrable Securities under the securities or blue sky laws of such jurisdictions as the Investor or underwriter(s), if any, may reasonably request and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by the Shelf Registration Statement; provided, however, that the Company shall not be required (A) to register or qualify as a foreign corporation or a dealer of securities where it is not now so qualified or to take any action that would subject it to the service of process in any jurisdiction where it is not now so subject or (B) to subject itself to taxation in any such jurisdiction if it is not now so subject.

Cooperate with the Investor and the underwriter(s), if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends (unless required by applicable securities laws to which the Registrable Securities are subject); and enable such Registrable Securities to be in such denominations and registered in such names as the Investor or the underwriter(s), if any, may reasonably request at least two Business Days before any sale of Registrable Securities made by such underwriter(s).

Use its best efforts to cause the Registrable Securities covered by the Shelf Registration Statement to be registered with or approved by such other United States or state governmental agencies or authorities as may be necessary to enable the sellers thereof or the underwriter(s), if any, to consummate the disposition of such Registrable Securities, subject to the proviso in clause (x) above.

Subject to Section 3(b)(i) hereof, if any fact or event contemplated by Section 3(b)(iii)(D) hereof shall exist or have occurred, use its best efforts to prepare a supplement or post-effective amendment to the Shelf Registration Statement or related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of Registrable Securities, the Prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

Cooperate and assist in any filings required to be made with the NASD and in the performance of any due diligence investigation by any underwriter that is required in accordance with the rules and regulations of the NASD.

Otherwise use its best efforts to comply with all applicable rules and regulations of the SEC and all reporting requirements under the rules and regulations of the Exchange Act.

Cause all Registrable Securities covered by the Shelf Registration Statement to be listed or quoted, as the case may be, on each securities exchange or automated quotation system on which securities issued by the Company of the same series are then listed or quoted.

Provide promptly to the Investor upon written request each document filed with the SEC pursuant to the requirements of Section 13 and Section 15 of the Exchange Act after the effective date of the Shelf Registration Statement, unless such documents are available through the SEC's Electronic Data Gathering, Analysis and Retrieval ("EDGAR") system.

Use its best efforts to qualify for registration on Form S-3 or its successor form.

Otherwise use its best efforts to enable the Investor to dispose of the Registrable Securities on the most favorable terms in the Company's customary securities trading market.

The Investor agrees that, upon receipt of any notice from the Company of the existence of any fact of the kind described in Section 3(b)(iii)(D) hereof, the Investor shall, and shall use its reasonable best efforts to cause any underwriter(s) in an Underwritten Offering to, forthwith discontinue disposition of Registrable Securities pursuant to the Shelf Registration Statement until:

the Investor has received copies of the supplemented or amended Prospectus contemplated by Section 3(b)(xiii) hereof; or

the Investor is advised in writing by the Company that the use of the Prospectus may be resumed, and has received copies of any additional or supplemental filings that are incorporated by reference in the Prospectus.

If so directed by the Company, the Investor shall deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in such Investor's possession, that the Investor agrees to retain, of the Prospectus covering such Registrable Securities that was current at the time of receipt of such notice of suspension.

The Investor shall furnish to the Company in writing such information regarding the Investor and the proposed distribution by the Investor of its Registrable Securities as the Company may reasonably request for use in connection with the Shelf Registration Statement or Prospectus or preliminary Prospectus included therein.  The Investor who intends to be named as a selling stockholder in the Shelf Registration Statement shall promptly furnish to the Company in writing all information required to be disclosed in order to make information previously furnished to the Company by the Investor not materially misleading and such other information as the Company may from time to time reasonably request in writing.

Following the effectiveness of the Shelf Registration Statement, the Investor shall notify the Company at least three Business Days prior to any intended distribution or resale of Registrable Securities pursuant to the Shelf Registration Statement (a "Sale Notice"), which notice shall be effective for twenty Business Days.  The purpose of such Sale Notice is to enable the Company to make during such notice period any required post-effective amendment to the Shelf Registration Statement.  The Company shall hold in confidence such Sale Notice and shall not utilize such information in any other manner for the benefit of itself or of any other person.  The Investor agrees to hold any communication by the Company in response to a Sale Notice in confidence.

Registration Expenses.  All expenses incurred in connection with the Company's performance or compliance with this Agreement, including without limitation all registration, filing and qualification fees, printing fees and expenses, accounting fees and expenses, and fees and disbursements of counsel for the Company, shall be borne by the Company.  Notwithstanding anything to the contrary herein, the Company shall not be required to pay for: (a) the expenses, fees and disbursements of counsel for the Investor or any underwriters, or (b) any underwriting discounts, commissions and transfer taxes incurred in connection with a resale of Registrable Securities.

Indemnification and Contribution.

Indemnification by the Company.  To the extent permitted by law, the Company shall indemnify and hold harmless the Investor, the officers, directors, stockholders, employees, representatives and agents of the Investor, legal counsel and accountants for the Investor, any underwriter (as defined in the Securities Act) for the Investor and each person, if any, who controls the Investor or underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, against any losses, claims, damages or liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act or any other federal or state securities law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based on any of the following statements, omissions or violations (collectively a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in the Shelf Registration Statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law; and the Company shall reimburse the Investor, underwriter or controlling person for any legal or other expenses reasonably incurred, as incurred, in connection with investigating or defending any such loss, claim, damage, liability or action; provided that the indemnity agreement in this Section 5(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld or delayed), nor shall the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based on a Violation that occurs in reliance on and in conformity with written information furnished expressly for use in connection with such registration by the Investor, underwriter or controlling person.

Indemnification by the Investor.  To the extent permitted by law, the Investor shall indemnify and hold harmless the Company, each of its directors and officers who sign the registration statement, the stockholders, employees, representatives and agents of the Company, legal counsel and accountants for the Company, and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, against any losses, claims, damages or liabilities to which any of the foregoing persons may become subject, under the Securities Act, the Exchange Act or any other federal or state securities law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based on any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance on and in conformity with written information furnished by the Investor expressly for use in connection with such registration; and the Investor shall reimburse any person intended to be indemnified pursuant to this Section 5(b), for any legal or other expenses reasonably incurred, as incurred, by such person in connection with investigating or defending any such loss, claim, damage, liability or action; provided that the indemnity agreement in this Section 5(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Investor (which consent shall not be unreasonably withheld or delayed); and provided further that in no event shall any indemnity by the Investor under this Section 5(b), when aggregated with amounts contributed, if any, pursuant to Section 5(d), exceed the net proceeds from the sale of Registrable Securities hereunder received by the Investor.

Indemnifying Party Can Participate in Defense.  Promptly after receipt by an indemnified party under this Section 5 of notice of the commencement of any action (including any governmental action), such indemnified party shall, if a claim in respect thereof is to be made against any indemnifying party under this Section 5, deliver to the indemnifying party notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent that the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided that an indemnified party (together with all other indemnified parties that may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the reasonable fees and expenses thereof to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding.  The failure to notify the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 5, but the omission to so notify the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 5.

Contribution Where Indemnification Not Available.  If the indemnification provided in this Section 5 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage or expense referred to herein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that shall have resulted in such loss, liability, claim, damage or expense, as well as any other relevant equitable considerations; provided that in no event shall any contribution by an Investor under this Section 5(d), when aggregated with amounts paid, if any, pursuant to Section 5(b), exceed the net proceeds from the sale of Registrable Securities hereunder received by the Investor.  The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

Underwriting Agreement Shall Control.  Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with an Underwritten Offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

Survival of Indemnification Obligations.  The obligations of the Company and the Investor under this Section 5 shall survive the completion of any offering of Registrable Securities in a registration statement under this Agreement.

Reports under Exchange Act.  With a view to making available to the Investor the benefits of Rule 144 or any other rule or regulation of the SEC that may at any time permit an Investor to sell Registrable Securities to the public otherwise than pursuant to the Shelf Registration Statement, the Company agrees to:

Make and keep available adequate current public information with respect to the Company, as contemplated by Rule 144, at all times;

File with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act;

Furnish to the Investor, so long as the Investor owns any Registrable Securities, promptly upon request:

a written statement by the Company that it has complied with the reporting requirements of Rule 144, the Securities Act and the Exchange Act;

a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, unless such documents are available through EDGAR; and

such other information as may be reasonably requested in availing the Investor of any SEC rule or regulation that permits the selling of any such securities without registration; and

Undertake any additional actions reasonably necessary to maintain the availability of Rule 144.

Assignment of Rights.  The rights under this Agreement shall be assignable by the Investor to any transferee of all or any portion of the Series B Preferred Stock or the Registrable Securities if: (i) the Investor agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment, (ii) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (a) the name and address of such transferee or assignee and (b) the Registrable Securities with respect to which the rights under this Agreement are being transferred or assigned, (iii) following such transfer or assignment, the further disposition of such Registrable Securities by the transferee or assignee is restricted under the Securities Act and applicable state securities laws, (iv) at or before the time the Company receives the written notice contemplated by clause (ii) of this sentence, the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein, and (v) such transfer shall have been made in accordance with the applicable requirements of the Purchase Agreement.

Subsequent Registration Rights.  From and after the date of this Agreement, the Company may enter into any agreement with any holder or prospective holder of any securities of the Company that would allow such holder or prospective holder to include such securities in the registration statement filed pursuant to the provisions of Section 2 hereof, as long as under the terms of such agreement, such holder or prospective holder may include such securities in any such registration statement only to the extent that the inclusion of such securities will not reduce the amount of the Registrable Securities of the Investor that are included in the registration statement.

Underwritten Offering.  The Investor may sell his Registrable Securities through an Underwritten Offering only with the Company's prior written consent, which consent may not be unreasonably withheld or delayed.  In any such Underwritten Offering the investment bankers and managers that will administer the offering shall be selected by the Investor, provided that such investment bankers and managers must be reasonably satisfactory to the Company.

Termination of Rights.  The rights granted under this Agreement shall terminate as to the Investor at such time as the Investor can sell all Registrable Securities beneficially held by the Investor (and any affiliate of the Investor with whom the Investor must aggregate its sales under Rule 144) in compliance with Rule 144 under the Securities Act in any three-month period without volume limitations and without registration.

Specific Performance.  The Company hereby acknowledges and agrees that irreparable harm would occur in the event any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached, and that damages would be an inadequate remedy for a breach of this Agreement.  Therefore, the Company agrees that the Investor shall be entitled to specific relief hereunder, including, without limitation, an order of specific performance of the terms and provisions of this Agreement, in addition to any other remedy to which they may be entitled at law or in equity.  Any requirements for the securing or posting of any bond in connection with obtaining any such remedy are hereby waived.

     Miscellaneous.

Notices.  All notices, consents, requests, instructions, authorizations, approvals, waivers and other communications required or permitted by this Agreement shall be in writing and shall be deemed duly given to a party when (i) delivered to the appropriate address by hand or by nationally recognized overnight courier service (costs prepaid); (ii) sent by facsimile or e-mail with confirmation of transmission by the transmitting equipment; or (iii) received or rejected by the addressee, if sent by certified mail, return receipt requested, in each case to the addresses, facsimile numbers or e-mail addresses and marked to the attention of the person (by name or title) designated in the Purchase Agreement (or to such other address, facsimile number, e-mail address or person as a party may designate by notice to the other parties).

Entire Agreement.  This Agreement sets forth the entire understanding of the parties with respect to the subject matter hereof.

Binding Effect.  This Agreement shall inure to the benefit of, and shall be binding upon, the parties hereto and their respective successors and permitted assigns (including permitted transferees of shares of Registrable Securities).  Nothing in this Agreement, expressed or implied, is intended to confer on any person other than the parties hereto or their respective successors and permitted assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement.

Assignment.  No party may assign its rights or delegate its obligations hereunder (whether voluntarily, involuntarily, or by operation of law) without the prior written consent of the other parties, except as otherwise provided in Section 7 hereof.  Any such attempted assignment shall be null and void.

Further Assurances. The parties agree that at any time and from time to time, upon the written request of a party, the parties will execute and deliver such further documents and do such further acts and things as reasonably requested to effect the purposes of this Agreement.

Amendments.  This Agreement may be amended only by an agreement in writing executed by the Company and the holders of at least two-thirds of the interest in the Registrable Securities.

Waiver.  The observance of any term of this Agreement may be waived only with the written consent of the party to be bound by such waiver.  No failure on the part of a party to exercise any right or remedy shall operate as a waiver thereof.

Governing Law.  This Agreement shall be governed by and construed and interpreted in accordance with the laws of the State of Colorado, without regard to any conflict of laws provisions thereof, except that the Nevada General Corporation Law shall govern as to matters of corporate law pertaining to the Company.

Jurisdiction and Venue.  The parties hereto agree that any actions, suits or proceedings arising out of or relating to this Agreement, the transactions contemplated hereby or any document referred to herein shall be brought solely and exclusively in the courts of the State of Colorado located in the City and County of Denver, Colorado and/or the courts of The United States of America located in the City and County of Denver, Colorado (and the parties agree not to commence any action, suit or proceeding relating thereto except in such courts), and further agree that service of any process, summons, notice or document by U.S. registered mail to the respective addresses referred to in Section 12(a) hereof shall be effective service of process for any such action, suit or proceeding brought against any party in any such court.  The parties irrevocably and unconditionally waive any objection to the laying of venue of any action, suit or proceeding arising out of this Agreement or the transactions contemplated hereby, in the courts of the State of Colorado or The United States of America located in the City and County of Denver, Colorado, and hereby further irrevocably and unconditionally waive and agree not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum.

Severability.  If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable under applicable law, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the term, provision, covenant or restriction that is held to be invalid, void or unenforceable shall be modified so that it accomplishes to the maximum extent possible the original business purpose of such term, provision, covenant or restriction in a valid and enforceable manner.

Attorney Fees.  If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to recover reasonable attorney fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

Adjustments in Capitalization.  The Registrable Securities subject to this Agreement shall be subject to proportionate and appropriate adjustment in the event of any change in the number of outstanding shares of the Company's stock that occurs by reason of a stock dividend or split, recapitalization, reclassification, or other similar change in capitalization by the Company.

Headings.  The headings, subheadings and other captions of this Agreement are for convenience and reference only and shall not be used in interpreting, construing or enforcing any of the provisions of this Agreement.

Counterparts and Delivery of Signature Pages.  This Agreement may be executed in any number of counterparts, and executed signature pages may be delivered by facsimile or email transmission.

[Signature page follows]

IN WITNESS WHEREOF, this Registration Rights Agreement has been duly executed on behalf of each of the parties hereto by their duly authorized representatives as of the date first above written.

THE COMPANY:

GOOD TIMES RESTAURANTS INC.,

a Nevada corporation

By:__________________________________

Boyd E. Hoback,

President and Chief Executive Officer

INVESTOR:

_____________________________________

Printed name:  Eric Reinhard